SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934

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Advisors Series Trust

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

SEMPER MBS TOTAL RETURN FUND
SEMPER SHORT DURATION FUND

Each a Series of Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-736-7799

Dear Shareholder:

Please take a moment to read this letter and the enclosed proxy statement about an important matter pertaining to your investment.  Semper Capital Management, L.P. (“Semper” or the “Adviser”) has served as the investment adviser to the Semper MBS Total Return Fund and Semper Short Duration Fund (each, a “Fund” and together, the “Funds”), each a series of Advisors Series Trust (the “Trust”), since their inception.  As a result of an internal reorganization, RSL Capital, LLC (“RSL Capital”), a New York limited liability company, has made a substantial financial investment in the Adviser.  RSL Capital’s investment in the Adviser is not expected to result in any change in the way your Funds are managed or in the persons responsible for the management of the Funds and there will be no increase in any fees or expenses you pay as a shareholder in the Funds as a result of this transaction.

As a technical matter, however, RSL Capital’s investment in the Adviser results in a “change in control” of the Adviser under the Investment Company Act of 1940 and in a termination of each Fund’s advisory agreement with Semper.   In order for Semper to continue to manage the Funds, it is required that shareholders approve new advisory agreements with Semper.   These agreements will be identical to the current advisory agreements.  Pending shareholder approval of these new agreements, Semper will continue to serve as investment adviser to the Funds under an interim investment advisory agreement.

Therefore, I am writing to ask for your prompt vote for the approval of a new investment advisory agreement between the Trust, on behalf of the Funds, and Semper.  The new investment advisory agreement will replace the current interim investment advisory agreement and will not result in any change in the Funds’ investment strategies or in the way the Funds are managed.  There will be no change in the advisory fees paid to Semper and fees and expenses are not expected to increase as a result of this transaction.  This package contains information about the proposal to approve the new investment advisory agreement.

The proposal has been carefully reviewed by the Trust’s Board of Trustees.  The Board of Trustees unanimously recommends that you vote FOR the proposal.  It is very important that we receive your vote before March 6, 2015.  I appreciate your participation and prompt response in this matter.

Sincerely,

/s/ Gregory A. Parsons

Gregory A. Parsons
Chief Executive Officer
Semper Capital Management, L.P.

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

2

Important information to help you understand and vote on the proposal:

Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in connection with the Trust’s solicitation of your vote to approve the new investment advisory agreement with Semper Capital Management, L.P. (“Semper” or the “Adviser”) to enable Semper to continue as the investment adviser for the Semper MBS Total Return Fund and Semper Short Duration Fund (each, a “Fund” and together, the “Funds”), each a series of Advisors Series Trust (the “Trust”).  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on December 3-4, 2014, the Board approved Semper to continue to manage the Funds under a new investment advisory agreement (the “New Investment Advisory Agreement”).

What am I being asked to vote on?

You are being asked to vote to approve the New Investment Advisory Agreement between Semper and the Trust on behalf of the Funds.

Effective on December 5, 2014, Semper Capital Partners, LLC (“SCP”), a Delaware limited liability company owned by current and former employees of Semper, completed a transaction by which RSL Capital, LLC (“RSL Capital”), a New York limited liability company acquired a 31.5% voting interest in the Adviser (the “Transaction”).  Under current law, the completion of the Transaction constitutes a technical change in control of the Adviser and  triggers an automatic termination of the present investment advisory agreement between the Adviser and the Trust on behalf of the Funds.

Before the Transaction was completed, the Board approved an interim investment advisory agreement (the “Interim Investment Advisory Agreement”) between the Trust and the Adviser at a meeting held on December 3-4, 2014, so that Semper could continue managing the Funds after the Transaction.  Under Rule 15a-4 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Interim Investment Advisory Agreement will allow the Funds 150 days to obtain shareholder approval of a permanent Investment Advisory Agreement.  The terms of the Interim Investment Advisory Agreement are substantially identical to the terms of Semper’s old investment advisory agreement except for the commencement date and termination date of the agreement.  Additionally, under the Interim Investment Advisory Agreement, management fees earned by Semper are held in an escrow account until shareholder approval of the New Investment Advisory Agreement between Semper and the Trust, on behalf the Funds.  The Board approved the New Investment Advisory Agreement with Semper on behalf of the Funds, to replace the Interim Investment Advisory Agreement, at a meeting held on December 3-4, 2014, subject to shareholder approval.

Accordingly, the Funds are seeking shareholder approval to approve the New Investment Advisory Agreement in order to replace the existing Interim Investment Advisory Agreement and to allow Semper to continue as the Funds’ investment adviser on a permanent basis.  If Fund shareholders do not approve a New Investment Advisory Agreement with Semper as the investment adviser for the Funds, the Board will have to consider other alternatives for the Funds.

How will my approval of the proposal affect the management and operation of the Funds?

The Funds’ investment strategies will not change as a result of the New Investment Advisory Agreement with Semper.  The same management teams will continue to manage the Funds’ portfolios.

Q&A

1

How will my approval of the proposal affect the expenses of the Funds?

The proposed approval of the New Investment Advisory Agreement with Semper will not result in an increase of the investment advisory fee paid by the Funds to Semper or in the Funds’ total expenses.

What are the primary reasons for the selection of Semper as the investment adviser of the Funds?

The Board weighed a number of factors in reaching its decision to allow Semper to continue as the investment adviser for the Funds, including the history, reputation, qualifications and resources of Semper and the fact that Semper’s current portfolio managers would continue to provide the day-to-day management of the Funds.  The Board also considered that RSL Capital’s investment in the Adviser will not result in an increase in the Funds’ advisory fees or in the fees and expenses paid by shareholders in the Funds and that all costs incurred by the Funds as a result of this change in control would be borne by Semper, not the Funds’ shareholders.  In addition, Semper has contractually agreed to waive its advisory fees and/or reimburse expenses of the Funds to the extent necessary to ensure that the Funds’ total annual operating expenses do not exceed the Funds’ current expense limitations for a period of at least two years.  The agreement by Semper to waive advisory fees and/or reimburse expenses of the Funds will continue until at least March 27, 2017.  Other expected benefits include providing continuity in the portfolio management of the Funds, including retaining the current personnel, maintaining the current relationships with third-party vendors, and avoiding the costs of finding a new investment adviser.  The Board also considered that no changes to the Adviser’s senior management are anticipated in connection with the ownership change.

Are there any material differences between the prior investment advisory agreement and the proposed New Investment Advisory Agreement?

No.  There are no material differences between the prior investment advisory agreement and the proposed New Investment Advisory Agreement, other than their effective dates and termination provisions.

Has the Board approved the proposal?

Yes.  The Board has unanimously approved the proposal set forth herein, and recommends that shareholders also vote to approve the proposal.

Who is AST Fund Solutions, Inc.?

AST Fund Solutions, Inc. is a third-party proxy vendor that the Funds have engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by Semper.

Who is eligible to vote?

Shareholders of record of the Funds as of the close of business on December 31, 2014 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Funds at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

Q&A

2

How is a quorum for the Special Meeting established?

The presence of 40% of the outstanding shares entitled to vote of each Fund constitutes a quorum for the Special Meeting for that Fund.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for one or both of the Funds at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of one or both of the Funds, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to one or both of the Funds.

What vote is required to approve the proposal?

Approval of the New Investment Advisory Agreement with Semper with respect to each Fund requires the vote of the “majority of the outstanding voting securities” of that Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the on-line instructions.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call AST Fund Solutions at 1-877-283-0323.  Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Funds a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Q&A

3

SEMPER MBS TOTAL RETURN FUND
SEMPER SHORT DURATION FUND

Each a Series of Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-736-7799

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of the Semper MBS Total Return Fund and Semper Short Duration Fund (each, a “Fund” and together, the “Funds”), each a series of Advisors Series Trust (the “Trust”), will be held at the offices of the Funds’ administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, on March 6, 2015, at 10:00 a.m., Central Time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.	to approve an Investment Advisory Agreement between Semper Capital Management, L.P. and the Trust on behalf of each of the Funds.

2.	to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Trust’s Board of Trustees has fixed the close of business on December 31, 2014 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

/s/ Michelle M. Nelson

Michelle M. Nelson, Secretary

January 21, 2015

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF THE

SEMPER MBS TOTAL RETURN FUND
SEMPER SHORT DURATION FUND

Each a Series of Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-736-7799

TO BE HELD ON MARCH 6, 2015

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust) and its series, the Semper MBS Total Return Fund (the “MBS Fund”) and Semper Short Duration Fund (the “Short Duration Fund”) (each, a “Fund” and together, the “Funds”), and at any adjournments thereof (the “Special Meeting”), to be held on March 6, 2015 at 10:00 a.m., Central Time, at the offices of the Funds’ administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.

Shareholders of record at the close of business on the record date, established as December 31, 2014 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This Proxy Statement is expected to be mailed to shareholders on or about January 23, 2015.  The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL:	To Approve an Investment Advisory Agreement between Semper Capital Management, L.P. and the Trust on behalf of the Funds.

Shareholders of each of the Funds are being asked to approve a new investment advisory agreement between Semper Capital Management, L.P. (“Semper” or the “Adviser”) and the Trust on behalf of the Funds.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on March 6, 2015:

The Notice of Special Meeting and Proxy Statement are available at www.proxyonline.com/docs/semper2015.pdf. To obtain directions to attend the Special Meeting, please call 1-855-736-7799 (855-SEM-PRXX).  For a free copy of the Funds’ latest annual and semi-annual report, call 1-855-736-7799 (855-SEM-PRXX) or visit the Funds’ websites at http://sempercap.com/semper-mbs-total-return-fund/ and http://sempercap.com/short-duration-mutual-fund/, or write to the Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Background

        Semper has served as the investment adviser to the Funds since their inception.  Semper Capital Partners, LLC (“SCP”), a Delaware limited liability company owned by current and former employees of Semper, completed the sale of an 18.5% voting interest in Semper to RSL Capital, LLC (“RSL Capital”), a New York limited liability company, on December 5, 2014 (the “Transaction”), bringing RSL Capital’s total voting interest in Semper to 31.5%.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement automatically terminates when an investment adviser undergoes a change in control.  This change of ownership resulting from the Transaction constitutes a technical change in control of Semper.  With the change in control of Semper and the resulting termination of Semper’s present investment advisory agreement with the Trust on behalf of the Funds, the Board was required to take action to approve the necessary arrangements for the continued management of the Funds by the same portfolio management team.

The Board, including a majority of Trustees who are not “interested persons,” (the “Independent Trustees”) as that term is defined under the 1940 Act, approved an interim investment advisory agreement (“Interim Investment Advisory Agreement”) between the Trust and the Adviser at a meeting on December 3-4, 2014, so that Semper could continue managing the Funds after the Transaction.  Under Rule 15a-4 of the 1940 Act, the Interim Investment Advisory will allow the Funds 150 days to obtain shareholder approval of a permanent agreement.  The terms of the Interim Investment Advisory Agreement are substantially identical to the terms of Semper’s recently terminated investment advisory agreement except for the commencement date and termination provisions of the agreement.  Additionally, under the Interim Investment Advisory Agreement, management fees earned by Semper are held in an escrow account until shareholders approve the new advisory agreement with Semper as the new investment adviser is obtained.

At the meeting of the Board held on December 3-4, 2014, the Board voted unanimously to approve the proposed new investment advisory agreement (the “New Investment Advisory Agreement”) between Semper and the Trust on behalf of the Funds, retaining Semper as investment adviser for the Funds.  The Board also voted unanimously to recommend that shareholders approve the New Investment Advisory Agreement.  The terms of the New Investment Advisory Agreement are substantially the same as the terms of Semper’s recently terminated investment advisory agreement except for the commencement date and termination of the agreement.

Accordingly, the Funds need shareholder approval to allow Semper to continue to act as their investment adviser on a permanent basis.  If the Funds’ shareholders do not approve Semper as the investment adviser for the Funds, then the Board will have to consider other alternatives for the Funds upon the expiration of the Interim Investment Advisory Agreement.

Legal Requirements in Approving the Interim and New Investment Advisory Agreement

To avoid disruption of the Funds’ investment management and after considering the potential benefits to shareholders of retaining Semper as the Funds’ investment adviser, as discussed more fully below, the Board approved the Interim Investment Advisory Agreement.  In doing so, the Board has determined that it was prudent to act pursuant to the requirements of Rule 15a-4 under the 1940 Act.  Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a Fund seeks shareholder approval of a new investment advisory agreement.

The Interim Investment Advisory Agreement currently in effect will terminate upon the sooner to occur of (1) May 4, 2015, or (2) the approval by the Funds’ shareholders of the proposed New Investment Advisory Agreement.  Under the Interim Investment Advisory Agreement, the advisory fees earned by Semper during this interim period will be held in an interest-bearing escrow account at U.S. Bank, N.A.  Fees that are paid to the escrow account, including interest earned, will be paid to Semper if Fund shareholders approve the New Investment Advisory Agreement within 150 days of the date of the Interim Investment Advisory Agreement.  If shareholders of the Funds do not approve the New Investment Advisory Agreement within 150 days of the date of the Interim Investment Advisory Agreement, then Semper will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Investment Advisory Agreement are identical to the terms of the prior investment advisory agreement dated July 19, 2013, as amended December 5, 2013 (the “Prior Investment Advisory Agreement”) with respect to services to be provided by Semper.  The Prior Investment Advisory Agreement was last submitted to the shareholders of the MBS Fund for approval on July 22, 2013, and was effective with respect to the MBS Fund upon the Fund’s commencement of operations as a series of the Trust.  The Prior Investment Advisory Agreement was last submitted to the shareholders of the Short Duration Fund for approval on March 17, 2014, and was effective with respect to the Short Duration Fund upon the Fund’s commencement of operations as a series of the Trust.

The New Investment Advisory Agreement and the Prior Investment Advisory Agreement have identical fee structures.  There are no material differences between the two agreements, other than their effective dates and termination provisions.  The material terms of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement are compared below in the “Summary of the New Investment Advisory Agreement and Prior Investment Advisory Agreement” section.

The New Investment Advisory Agreement will take effect upon shareholder approval.  If shareholders do not approve the New Investment Advisory Agreement with respect to the Funds, then Semper will not be permitted to serve as Funds’ investment adviser after the expiration of the Interim Investment Advisory Agreement, and the Board will have to consider other alternatives for the Funds.

Other Legal Requirements under the 1940 Act

Section 15(f) of the 1940 Act provides that, when a transaction, such as the one between SCP and RSL Capital, occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.  The first condition specifies that no “unfair burden” may be imposed on the mutual fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.    In order to avoid an “unfair burden” on the Funds, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses of the Funds to the extent necessary to ensure that the Funds’ total annual operating expenses do not exceed the Funds’ current expense limitations for a period of at least two years.  The agreement by the Adviser to waive advisory fees and/or reimburse expenses of the Funds will continue until at least March 27, 2017 under a new operating expenses limitation agreement between the Adviser and the Trust, on behalf of the Funds.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of a fund’s Board of Trustees must be Independent Trustees.  Currently, the Board of Trustees of the Trust meets this 75% requirement and it will continue to meet this requirement for the required three-year period.

Compensation Paid to Semper

Under the Prior Investment Advisory Agreement, Semper is entitled to receive a monthly advisory fee computed at an annual rate of 0.45% of the MBS Fund’s average daily net assets and 0.35% of the Short Duration Fund’s average daily net assets in return for the services provided by Semper as investment adviser to the Funds.  The fee structure under the New Investment Advisory Agreement with Semper will be identical to the fee structure under the Prior Investment Advisory Agreement.  For the fiscal year ended November 30, 2014, the Funds paid Semper investment advisory fees in the amounts shown below.

In connection with the Prior Investment Advisory Agreement, Semper contractually agreed to an operating expense limitation that limited the MBS Fund’s total annual operating expenses to 0.75% and 1.00% of average daily net assets for the Institutional Class and Investor Class, respectively, and the Short Duration Fund’s total annual operating expenses to 0.60% and 0.85% of average daily net assets for the Institutional Class and Investor Class, respectively.  These expense limitations will continue in effect under the New Investment Advisory Agreement with Semper until at least March 27, 2017.

Management Fees Paid to Semper for the Fiscal Year Ended November 30, 2014

Fund	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
MBS Fund	$331,631	$101,415	$230,216
Short Duration Fund	$219,035	$109,081	$109,954

Information about Semper Capital Management, L.P.

The Adviser, Semper Capital Management, L.P., located at 52 Vanderbilt Avenue, Suite 401, New York, New York 10017, is an independent investment management firm specializing in residential and commercial mortgage-backed securities.  The Adviser offers institutional and high net worth investors access to multiple securitized debt-centric investment platforms, ranging from private absolute return to public index-based strategies and has been an SEC-registered investment adviser since 1992.

The following table sets forth the name, position and principal occupation of each current member and principal officer of Semper, each of whom can be located through Semper’s principal office location.

Name	Position/Principal Occupation
Gregory Parsons	Chief Executive Officer
Gregory Ellis	President and Chief Operating Officer
Jay Menozzi	Chief Investment Officer
Ria Davis	General Counsel and Chief Compliance Officer

The following table sets forth the name of each person who owns of record, or beneficially, 10% of more of the outstanding voting securities of Semper as of December 31, 2014, each of whom can be located through Semper’s principal office location.

Name	% of Voting Securities Held
RDP I, LLC; Beneficial Owner: Richard D. Parsons	31.5%
RSL Capital, LLC; Beneficial Owner: Ronald S. Lauder	31.5%
Gregory A. Parsons, CEO	17.5% (direct); 3% (indirect through Semper Capital Partners, LLC) for a total of 20.5%

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  You should refer to Exhibit A for the New Investment Advisory Agreement, as the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by Semper under the New Investment Advisory Agreement and the fee structure are identical to the services currently provided by Semper and the fee structure under the Prior Investment Advisory Agreement.

Advisory Services.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement state that, subject to the supervision and direction of the Board, Semper will provide for the overall management of the Funds including: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Funds, and take other actions on behalf of the Funds; (iv) maintain the books and records required to be maintained by the Funds except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds’ assets which the Funds’ administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Funds’ investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

Brokerage.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that Semper shall be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection and for negotiation of brokerage commission rates, provided that Semper shall not direct orders to an affiliated person of Semper without general prior authorization to use such affiliated broker or dealer from the Board.  Semper’s primary consideration in effecting a securities transaction will be execution at the most favorable price.  In selecting a broker-dealer to execute each particular transaction, Semper may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis.  The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses.  Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, Semper is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Funds, the expenses of printing and distributing copies of the Funds’ prospectus(es), statement(s) of additional information, and sales and advertising materials to prospective investors, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of Semper, and any costs of liquidating or reorganizing the Funds.

The Funds are responsible for all of its own expenses, except for those specifically assigned to Semper under the investment advisory agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Funds which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees.  Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement contain an identical fee structure based on the Funds’ average daily net assets.

Duration and Termination.  The Prior Investment Advisory Agreement provided that the agreement would become effective at the time the Funds commenced operations.  The New Investment Advisory Agreement provides that the agreement will become effective at the time a Fund receives an affirmative vote of a majority of the outstanding voting securities of the Funds.  Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Fund.  The Prior Investment Advisory Agreement provided that it may be terminated at any time, on 60 days’ prior written notice, by the Funds (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Funds) without the payment of any penalty, or by Semper at any time, without the payment of any penalty, upon 60 days’ prior written notice.  The New Investment Advisory Agreement may be terminated at any time, with or without cause, by the Funds (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Funds) without the payment of any penalty, or by Semper at any time, without the payment of any penalty, upon 30 days’ prior written notice.

Limitation on Liability and Indemnification.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on Semper by the agreement.  Semper will not be subject to liability to the Trust or the Funds for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Funds.

Board Recommendation of Approval

The Board of Trustees considered that the New Investment Advisory Agreement is substantially identical to the Prior Investment Advisory Agreement, except for the effective date and termination provisions and concluded that the terms and conditions of the New Investment Advisory Agreement are fair to, and in the best interests of, the Funds and their shareholders.  In so concluding, the Board took into account a number of factors including the Adviser’s  representation that the Transaction will not result in any change in the services provided by the Adviser to the Funds;  that there will be no change in the day-to-day management responsibilities of the Funds’ portfolio management teams or to the employees of the Adviser who determine the Funds’ overall investment strategy, portfolio allocation and risk parameters; that the Transaction is not expected to result in any change in the day-to-day business operations of the Adviser or in the senior management of the Adviser; and that RSL Capital’s investment in the Adviser is expected to enhance the Adviser’s balance sheet and financial condition and to support the Adviser’s ability to invest in and enhance its investment management capabilities.

The full Board, which includes a majority of Independent Trustees, also took into consideration, among other things, the nature, extent and quality of the services to be provided by the Adviser under the New Investment Advisory Agreement.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser that would be involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record and business continuity plan.  The Board also considered the Adviser’s business plan, noting that the Adviser currently manages other accounts with substantially similar objectives, policies, strategies and risks as the Funds.  After discussion, the Board concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of such management services will be satisfactory.

The Trustees then discussed the expected costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the New Investment Advisory Agreement.  In considering the advisory fees and anticipated total fees and expenses of the Funds, the Board reviewed and compared the each Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Adviser.  The Board viewed such information as a whole as useful in assessing whether the Adviser would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.

The Board noted that the Adviser was agreeing to waive its advisory fees and reimburse each Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio, excluding acquired fund fees and expenses, of 0.75% for Institutional Class shares and 1.00% for Investor Class shares of the MBS Fund and 0.60% for Institutional Class shares and 0.85% for Investor Class shares of the Short Duration Fund (the “Expense Caps”).

The Board noted that the MBS Fund’s expected total operating expenses were below the peer group median and average, while the expected contractual advisory fee was below the peer group median and average.  The Board noted that the Short Duration Fund’s expected total operating expenses were below the peer group median and average, while the expected contractual advisory fee was at or below the peer group median and average.  The Board also considered that the expected contractual advisory fee for the MBS Fund was lower than the fees charged by the Adviser to another account with similar objectives, policies, strategies and risks as the Fund.  The Board also considered that the expected contractual advisory fee for the Short Duration Fund was higher than the fees charged by the Adviser to another account with similar objectives, policies, strategies and risks as the Fund.  In assessing the reasonableness of the advisory fees as compared to the fees charged to similarly managed accounts, the Board took into account differences in services, business structure and investment strategies that account for differences in fees.

The Board concluded that the fees to be paid to the Adviser were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Adviser as the assets of the Funds grow.  The Board noted that the Adviser would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than an initial two-year term and subsequent terms of one year, so that the Funds do not exceed the Expense Caps.  The Board concluded that there were no effective economies of scale to be shared by the Adviser at this time, but indicated that this issue would be revisited in the future as circumstances changed and asset levels increased.

The Board then considered the profits expected to be realized by the Adviser from its relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the expected direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the expected profitability to the Adviser from its relationship with the Funds and considered any additional benefits that may be derived by the Adviser from its relationship with the Funds, such as benefits received in exchange for Rule 12b-1 fees.  After such review, the Board determined that the expected profitability to the Adviser with respect to the New Investment Advisory Agreement was not excessive, and that the Adviser should be able to maintain adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the New Investment Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including advisory fees, was fair and reasonable to the Funds.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the New Investment Advisory Agreement was in the best interests of the Funds and their shareholders.

Vote Required

Approval of the proposal to approve the New Investment Advisory Agreement requires the vote of the “majority of the outstanding voting securities” of each of the Funds. Shareholders of each Fund will vote separately on this matter.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.  Approval of the New Investment Advisory Agreement by shareholders of one of the Funds is not contingent on approval of the New Investment Advisory Agreement by shareholders of the other Fund.

Based on all of the foregoing, the Trustees recommend that shareholders of each of the Funds vote FOR the approval of the New Investment Advisory Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Funds, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of Semper

Since the beginning of the most recently completed fiscal year, to the best of the knowledge of the Trust, no Trustee has made any purchases or sales of securities of Semper or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Funds at the close of business on the Record Date, will be entitled to be present and vote at the Special Meeting.  As of that date, each class of Funds’ shares had the following outstanding:

Fund	Investor Shares	Institutional Shares
MBS Fund	[ ]	[ ]
Short Duration Fund	[ ]	[ ]

Management Ownership.  As of the Record Date, to the best of the knowledge of the Trust, no Trustee of the Trust beneficially owned 1% or more of the outstanding shares of the Funds, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Funds.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Funds.  As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Adviser, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates.

Control Persons and Principal Shareholders.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.  As of the Record Date, the following shareholder is known by the Funds to be a control person or principal shareholder of the Funds:

Semper MBS Total Return Fund

Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
[ ]	[ ]	[ ]	[ ]%	[ ]
[ ]	[ ]	[ ]	[ ]%	[ ]
[ ]	[ ]	[ ]	[ ]%	[ ]
[ ]	[ ]	[ ]	[ ]%	[ ]

Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
[ ]	[ ]	[ ]	[ ]%	[ ]
[ ]	[ ]	[ ]	[ ]%	[ ]
[ ]	[ ]	[ ]	[ ]%	[ ]

Semper Short Duration Fund

Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
[ ]	[ ]	[ ]	[ ]%	[ ]
[ ]	[ ]	[ ]	[ ]%	[ ]
[ ]	[ ]	[ ]	[ ]%	[ ]

Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
[ ]	[ ]	[ ]	[ ]%	[ ]
[ ]	[ ]	[ ]	[ ]%	[ ]
[ ]	[ ]	[ ]	[ ]%	[ ]

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of Fund shares.  Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only pursuant to the Adviser’s “Best Execution Policy”.  The Funds do not execute portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about January 23, 2015.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Funds.  In addition, AST Fund Solutions, Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Funds.  The Funds may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Michelle M. Nelson, Secretary, Advisors Series Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board that are properly executed and received by the Funds’ Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum for each Fund is 40% of outstanding shares entitled to vote in person or by proxy at the Special Meeting.  If a quorum is not present at the Special Meeting for one or both of the Funds, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment, which may apply to one or both of the Funds,  will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy for that Fund.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposed adjournment.

Shareholders of record of the Funds at the close of business on December 31, 2014 will be entitled to vote at the Special Meeting  Other than any principal shareholders disclosed above, to the knowledge of the Funds no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Funds as of December 31, 2014.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Funds expect that the solicitation will be primarily by mail, but also may include telephone solicitations.  If the Funds do not receive your proxy by a certain time, you may receive a telephone call from AST Fund Solutions, Inc., Trust officers, employees or agents asking you to vote.  The Funds do not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by Semper.

Service Providers

The Funds’ investment adviser is Semper Capital Management, L.P., located at located at 52 Vanderbilt Avenue, Suite 401, New York, New York 10017.  The Funds’ administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Funds’ Custodian.  Quasar Distributors, LLC located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ principal underwriter.

Principal Executive Officers and Trustees of the Trust

The following table provides the name, address and principal occupation of the principal executive officers and trustees of the Trust.  The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Independent Trustees(1)

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held(3)
Gail S. Duree (age 68) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to present); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999-2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee from 1999 to 2012, New Covenant Mutual Funds.

Donald E. O’Connor (age 78) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Trustee, The Forward Funds (31 portfolios).
George J. Rebhan (age 80) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee from 1999 to 2009, E*TRADE Funds.
George T. Wofford (age 75) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Interested Trustee
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Joe D. Redwine(4) (age 67) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Officers
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Douglas G. Hess (age 47) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).
Cheryl L. King (age 53) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).
Kevin J. Hayden (age 43) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2005 to present).
Albert Sosa (age 44) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2004 to present).
Michael L. Ceccato (age 57) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief ComplianceOfficer and AML Officer	Indefinite term since September 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present).
Michelle M. Nelson, Esq. (age 44) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since January 2015.
Vice President and Counsel, U.S. Bancorp Fund Services, LLC (November 2013 to present); Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (December 2004 to November 2013).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2014, the Trust is comprised of 45 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.  The Short Duration Fund reorganized into the Trust on March 28, 2014.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-855-736-7799 (855-SEM-PRXX) or write to the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

EXHIBIT A

ADVISORS SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

with

Semper Capital Management, L.P.

This INVESTMENT ADVISORY AGREEMENT is made as of the [    ]th day of [      ], 2014, by and between Advisors Series Trust, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of the series of the Trust indicated on Schedule A, which may be amended from time to time, (each a “Fund”, and together the “Funds”) and Semper Capital Management, L.P., a Delaware limited partnership (hereinafter called the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, each Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.  APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Board”).

2.  DUTIES OF ADVISER.

(a)  GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”).  In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund; (iv) maintain records relating to the advisory services provided by the Adviser hereunder required to be prepared and maintained by the Adviser or the Fund pursuant to applicable laws; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.  It is understood and agreed that the Adviser shall have no obligation to initiate litigation on behalf of the Fund.

(b)  BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to clients for which it exercises investment discretion.  Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and of those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.	REPRESENTATIONS OF THE ADVISER.

(a)  The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b)  The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

                            (c)  The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d)  The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.  INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be similar or different from that given to the Fund.

5.  ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include any compliance staff and personnel required by the Adviser and reasonably requested by the Board of Trustees.

6.  EXPENSES.

(a)  With respect to the operation of the Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser and attendance at required annual Board meeting; (v) the costs associated with any supplements to the Fund’s registration statement created at the Adviser’s request; and (vi) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees).  If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b)  The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of  the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)  The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d)  To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e)  To the extent that the Adviser pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

7.  INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a)  The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)  The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c)  The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)  The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to a Fund.

(e)  The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f)  Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g)  The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8.  NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.  For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.  CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.  REPORTS AND ACCESS; APPROVAL.

(a)  The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

(b)  The Trust agrees to provide the Adviser such information about the Trust and the Fund as is necessary and appropriate for the Adviser to perform its services hereunder.  Such information includes, but is not limited to, the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws and all compliance policies and procedures of the Trust.  The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c)  The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11.  ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a)  The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), relating to (i) the Adviser and its affiliates, (ii) the Fund’s investment strategies and related risks, and (iii) other information, in each case only if supplied by the Adviser for inclusion therein.

(b)  Except as otherwise provided herein, the Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

(c)  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d)  Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)  No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.  NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.  TRANSACTIONS WITH OTHER INVESTMENT ADVISERS.  The Adviser is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14.  TERM.  This Agreement shall become effective at the time at the time a Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund and shall remain in effect for a period of two (2) years from the latter of the date of approval by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Fund or the Adviser), cast in person at a meeting called for the purpose of voting on such approval or, (ii) the vote of a majority of the outstanding voting securities of the Fund.  This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Fund or the Adviser) at a meeting called for the purpose of voting on such approval or, (ii) if conducted, the vote of a majority of the outstanding voting securities of the Fund.  The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

15.  RIGHT TO USE NAME

(a)      The Adviser warrants that each Fund’s name is not deceptive or misleading and that the Adviser has rights to any distinctive name used by a Fund.  Any concern regarding copyright, trademark, or patent infringement with respect to the name used by a Fund managed by the Adviser shall be resolved by the Adviser.  Each Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Adviser.  Each Fund may use the name connected with the Adviser or any name derived from or using the name of the Funds managed by the Adviser only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect.  Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use such a name or any other name connected with the Adviser.

(b)  It is understood and hereby agreed that the name “Advisors Series Trust” or “AST” is the property of the Trust for copyright and all other purposes.  The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will  further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by  the Trust in writing prior to such use.

(c)       It is additionally understood and hereby agreed that the name “Semper Capital Management”, “Semper Capital”, “Semper” or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes.  The Trust undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Funds, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Adviser’s name and will further refrain from using the Adviser’s name; provided, however, that the Trust may continue to use the Adviser’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

16.  TERMINATION; NO ASSIGNMENT.

(a)  This Agreement may be terminated by the Trust on behalf of the Fund, or by vote of a majority of the outstanding voting securities of a Fund, at any time, with or without cause, and without payment of any penalty.  This Agreement may also be terminated by the Adviser, with or without cause, and without payment of any penalty, upon thirty (30) days’ written notice to the Fund.  In the event of a termination or non-renewal of this Agreement, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Adviser on behalf of the Fund to the Fund or its delegate.

(b)  This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the Investment Company Act.

17.  NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.  ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future; provided, however, that the Adviser shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes.  The Adviser further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.  CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

20.  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21.  CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ADVISORS SERIES TRUST on behalf of the series listed on Schedule A	SEMPER CAPITAL MANAGEMENT, L.P.

By: ________________________________	By: ________________________________
Name: Douglas G. Hess	Name: Gregory A. Parsons
Title: President	Title: Chief Executive Officer

SCHEDULE A
to the Investment Advisory Agreement

Series or Fund of Advisors Series Trust	Annual Fee Rate as a Percentage of Average Daily Net Assets
Semper MBS Total Return Fund	0.45%
Semper Short Duration Fund	0.35%

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY VOTING OPTIONS
	1. MAIL your signed and voted proxy back in the postage paid envelope provided
	2. ONLINE at proxyonline.com using your proxy control number found below
	3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
	4. By PHONE with a live operator when you call toll-free 1-800-283-0323 Monday through Friday 9 a.m. to 10 p.m. Eastern Time
	CONTROL NUMBER	12345678910

Semper MBS Total Return Fund
A SERIES OF ADVISORS SERIES TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 6, 2015

The undersigned, revoking prior proxies, hereby appoints Douglas G. Hess and Cheryl L. King, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Semper MBS Total Return Fund (the “Fund”) to be held at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin, on March 6, 2015, at 10:00 a.m. Central Time, or at any adjournment thereof, upon the proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-283-0323.  Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 6, 2015.  The proxy statement for this meeting is available at:

proxyonline.com/docs/semper2015.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PROXY CARD
Semper MBS Total Return Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.	SIGNATURE (AND TITLE IF APPLICABLE) DATE
SIGNATURE (AND TITLE IF APPLICABLE) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve an Investment Advisory Agreement between Semper Capital Management, L.P. and the Trust on behalf of the Semper MBS Total Return Fund.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY VOTING OPTIONS
	1. MAIL your signed and voted proxy back in the postage paid envelope provided
	2. ONLINE at proxyonline.com using your proxy control number found below
	3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
	4. By PHONE with a live operator when you call toll-free 1-800-283-0323 Monday through Friday 9 a.m. to 10 p.m. Eastern Time
	CONTROL NUMBER	12345678910

Semper Short Duration Fund
A SERIES OF ADVISORS SERIES TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 6, 2015

The undersigned, revoking prior proxies, hereby appoints Douglas G. Hess and Cheryl L. King, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Semper Short Duration Fund (the “Fund”) to be held at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin, on March 6, 2015, at 10:00 a.m. Central Time, or at any adjournment thereof, upon the proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-283-0323.  Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 6, 2015.  The proxy statement for this meeting is available at:

proxyonline.com/docs/semper2015.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PROXY CARD
Semper Short Duration Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.	SIGNATURE (AND TITLE IF APPLICABLE) DATE
SIGNATURE (AND TITLE IF APPLICABLE) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve an Investment Advisory Agreement between Semper Capital Management, L.P. and the Trust on behalf of the Semper Short Duration Fund.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]